Exhibit 10.25

FOURTH AMENDMENT TO ACCOUNT PURCHASE AGREEMENT

THIS FOURTH AMENDMENT, dated as of December 14th, 2012 is entered into by and between WELLS FARGO BANK, National Association ("WFB" or "WFBC") and TRIAD PERSONNEL SERVICES, INC. an Illinois corporation, GENERAL EMPLOYMENT ENTERPRISES, INC., an Illinois corporation and BMPS, INC., an Ohio corporation (collectively ''TRIAD"), BMCH, INC. d/b/a TRIAD TEMPORARIES, an Ohio corporation ("BMCHH"} and BMCHPA, INC. d/b/a Triad Temporaries, a Pennsylvania corporation ("BMCHPA") (collectively "Customer").

RECITALS:

a)  WFB and Customer are parties to an Account Purchase Agreement dated December 14, 2010, as further amended by that certain Amendatory and Joinder Agreement, the First Amendment to Account Purchase Agreement dated as of May 2, 2011, as further amended by that certain Second Amendment to Account Purchase Agreement dated as of February 15, 2012, as further amended by that certain Third Amendment to Account Purchase Agreement dated as of December 13,2012 (as amended, the "Agreement").

b)  Customer and WFB have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          The above recitals are true and correct and are incorporated herein by this reference.

2.          Each of the terms defined in the Agreement unless otherwise defined herein, shall have the same meaning when used herein.

3.          In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control.

4.          The terms of the Agreement are hereby amended as follows:

  a.    Section 2.18 is hereby deleted in its entirety and the following is substituted in its place:

 "2.18   ''Term" shall mean January 14, 2013."

5.          The Guarantors, Salvatore J. Zizza, Herbert F. Imhoff, Jr. and Jarrett A. Misch (collectively "Guarantor"), by signing below, consent to the terms of this Fourth Amendment to Account Purchase Agreement, reaffirm the terms of their Guaranty (collectively the "Guaranty"), confirm that the Guaranty is in full force and effect and binding upon them without any defenses, setoffs or counterclaims of any kind whatsoever.

6.          Except as above amended, the Agreement remains in full force and effect and binding upon the Customer without any defenses, setoffs or counterclaims of any kind whatsoever.

7.          This Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of Texas.

8.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

9.         To Induce WFB to enter into this Fourth Amendment to Account Purchase Agreement, Customer, together with Guarantor (a) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection exists in favor of Customer and/or Guarantor against WFB arising out of or with respect to the Agreement, the Guaranty, or any other arrangement or relationship between WFB and Customer and/or Guarantor, and (b) release, acquit, remise and forever discharge WFB and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity and whether known or unknown, which Customer and Guarantor may have by reason of any manner, cause or things to and including the date of this Fourth Amendment to Account Purchase Agreement with respect to matters arising out of or with respect to the Agreement, the Guaranty, or any other arrangement or relationship between WFB and customer and/or Guarantor.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

Triad Personnel Services, Inc.

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, CEO

General Employment Enterprises, Inc.

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMPS, Inc.

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMCH, Inc. d/b/a Triad Temporaries

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMCHPA, Inc. d/b/a Triad Temporaries

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, CEO

VALIDITY GUARANTOR:

By
Salvatore J. Zizza, Individually

By	/s/ Herbert F. Imhoff, Jr.
Herbert F. Imhoff, Jr., Individually, as to validity only

By
Jarett A. Misch, Individually

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this _____ day of December 2012 by Salvatore J. Zizza, individually and as CEO of Triad Personnel Services Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation BMPS, Inc. an Ohio corporation, BMCH, Inc. d/b/a Triad Temporaries, an Ohio corporation and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation, on behalf of the corporations. He [ ] is personally known to me or [ ] has produced ________________, as identification.

(Notary Signature)
(NOTARY SEAL)

(Notary Name Printed)
NOTARY PUBLIC Commission No.

STATE OF	Illinois

COUNTY OF	DuPage

The foregoing instrument was acknowledged before me this 14th day of December 2012 by Herbert F. Imhoff, Jr., individually. He ☒ is personally known to me or [ ] has produced ___________________, as identification.

/s/ Marlene E. Justus
(Notary Signature)
(NOTARY SEAL)
Marlene E. Justus
(Notary Name Printed)
NOTARY PUBLIC Commission No.

VALIDITY GUARANTOR:

By	/s/ Salvatore J. Zizza
Salvatore J. Zizza, Individually

By
Herbert F. Imhoff, Jr., Individually

By	/s/ Jarett A. Misch
Jarett A. Misch, Individually

STATE OF	Illinois

COUNTY OF	DuPage

The foregoing instrument was acknowledged before me this 14th day of December 2012 by Salvatore J. Zizza, individually and as CEO of Triad Personnel Services Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation BMPS, Inc. an Ohio corporation, BMCH, Inc. d/b/a Triad Temporaries, an Ohio corporation and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation, on behalf of the corporations. He ☒ is personally known to me or [ ] has produced ________________, as identification.

/s/ Marlene E. Justus
(Notary Signature)
(NOTARY SEAL)
Marlene E. Justus
(Notary Name Printed)
NOTARY PUBLIC Commission No.

STATE OF	Illinois

COUNTY OF	DuPage

The foregoing instrument was acknowledged before me this 14th day of December 2012 by Salvatore J. Zizza, Jarett Misch, individually. They ☒ are personally known to me or [ ] has produced ________________, as identification.

/s/ Marlene E. Justus
(Notary Signature)
(NOTARY SEAL)
Marlene E. Justus
(Notary Name Printed)
NOTARY PUBLIC Commission No.

Wells Fargo Bank, National Association

By	/s/Jason M. Cole
Jason M. Cole, Senior Vice president

AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF TEXAS         )

COUNTY OF DALLAS      )

BEFORE ME, the undersigned authority, personally appeared the undersigned Jason M. Cole (the "Affiant"), who being first duly sworn upon oath, deposes and says that:

1.   The Affiant is a Senior Vice President of Wells Fargo Bank, National Association {"WFB"), and the Affiant is duly authorized to and does make this affidavit in said capacity on behalf of WFB.

2.    That on the date sworn to and subscribed below, I executed on behalf of WFB on the date referenced below that certain Fourth Amendment to Account Purchase Agreement (the "Agreement"), which Agreement is between Triad Personnel Services, Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation and BMPS, Inc. an Ohio corporation (collectively "TRIAD"), BMCH, Inc. d/b/a Triad Temporaries, an Ohio corporation ("BMCHOH") and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation ("BMCHPA") (collectively "Customer") as Customer, and Wells Fargo Bank, National Association.

3.    That the execution of the Agreement by WFB took place in Dallas, Texas.

FURTHER AFFIANT SAYETH NAUGHT.

/s/ Jason M. Cole
Jason M. Cole, Senior Vice president

SWORN TO AND SUBSCRIBED before me this 15th day of December 2012 by Jason M. Cole, who personally appeared before me, and who is personally known to me.

/s/ Shelly Scott
[NOTARIAL SEAL]

Notary Public, State of Texas
Print Name:	Shelly Scott
My Commission Expires:	3-15-15